---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                    Large Cap
                                   Growth Fund

                                OCTOBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 MAUREEN R. FORD
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

             BY DAVID L. EISENBERG, CFA, AND GEOFFREY R. PLUME, CFA,
                               PORTFOLIO MANAGERS

                                  John Hancock
                              Large Cap Growth Fund

          Last fiscal year of 20th century ends with substantial gains

We view fiscal 1999 as having two distinct phases. In the first six months of the period, investors overcame their fears caused by last summer's near-global financial meltdown. By April's end, however, the mood of the market had changed to uncertainty. As it became clear that there was nascent global recovery, leadership broadened to include economically sensitive value stocks, small-capitalization companies and energy-related issues. This led to concerns about an overheating domestic economy and the possibility of the Federal Reserve's intervention to curtail inflation, both of which pushed interest rates higher and increased market volatility. Economic growth continued to accelerate and the Fed raised short-term interest rates twice over the summer. As the second half of the fiscal year came to a close, the market had narrowed, with select large-cap growth stocks again taking center stage, driving the market as they have for much of the last three years.

Solid performance results

For the 12 months ended October 31, 1999, John Hancock Large Cap Growth Fund returned a total of 27.58%, 26.70% and 26.72% for Class A, Class B and Class C shares, respectively. These returns compare with the 25.67% return of the S&P 500 Index and the 29.12% return of the average growth fund, according to Lipper, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

"We view fiscal 1999 as having two distinct phases."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo bottom right side of John Hancock Large Cap Growth Fund. Caption below reads "Fund management team members (l-r): John Golden, David Eisenberg and Geoffrey Plume."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Large Cap Growth Fund

"...we selectively increased our exposure to certain software companies..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is General Electric 4.8%, the second is Intel 3.9%, the third EMC 3.4%, the fourth Microsoft 3.3% and the fifth Cisco Systems 3.3%. A note below the table reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

Technology and telecom dominate

Throughout the period, we maintained a heavy weighting in technology-related and communication services stocks, which include telecommunication equipment companies and wireless service providers. In the year's first half, we emphasized hardware firms, adding companies like Sun Microsystems and bolstering our position in others, such as EMC. By midyear, valuations in the software arena had reached extremely attractive levels as Y2K concerns grew. Believing that fears were overdone, we selectively increased our exposure to certain software companies, including BMC Software and Computer Associates International, that are poised to resume their upward momentum once Y2K is hurdled.

Expanded avenues of growth

The explosive popularity of the Internet and the revolution in how we work and communicate with one another has succeeded in erasing the fine lines between technology's sub-sectors, so that many companies offer tremendous growth potential on several fronts. Portfolio holdings such as Cisco Systems and Lucent Technologies are prime examples of companies benefiting from the expansion of not only the Internet, but also global telecommunications. MCI WorldCom, Bell Atlantic, Sprint PCS and Nextel Communications are communication service providers whose avenues of growth are also rapidly expanding as deregulation continues to exert a positive influence.

Renewed interest in pharmaceuticals

Early in the fiscal year, we decreased our exposure to health-care stocks -- pharmaceuticals in particular. Our decision proved advantageous as Medicare reform and patent expiration concerns dampened the performance of many drug stocks. For defensive and opportunistic reasons, however, we recently renewed our interest in certain fundamentally sound companies, such as Schering-Plough, Pharmacia & Upjohn and Warner-Lambert. Not only had their stock prices become attractive, but the possibility of an economic slowdown should also create a favorable backdrop for these stable-growth players.

Financial holdings pared

Financial stocks such as Providian, Wells Fargo, Bank of America, American Express and Citigroup contributed significantly to the Fund's performance in the early months of 1999. Despite the fact that the earnings of financial companies are not as vulnerable to rising interest rates as is widely believed, many of our holdings came under pressure as rates began to rise this past spring. By August, we had halved the Fund's weighting in the financial arena to sidestep the possibility of further downturns as rates continued to rise through period's end. We've held on to a few sound bank and consumer

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Cisco Systems followed by an up arrow with the phrase "Explosive growth in transmission of data." The second listing is Nextel Communications followed by an up arrow with phrase "Rapid growth in wireless subscribers." The third listing is CVS followed by a down arrow with the phrase "Concerns about Internet competition and Medicare drug benefits." A note below the table reads "See `Schedule of Investments,' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Large Cap Growth Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 30% at the top. The first bar represents the 27.58% total return for John Hancock Large Cap Growth Fund Class A. The second bar represents the 26.70% total return for John Hancock Large Cap Growth Fund Class B. The third bar represents the 26.72% total return for John Hancock Large Cap Growth Fund Class C. The fourth bar represents the 29.12% total return for Average growth fund. A note below the chart reads "Total returns for John Hancock Large Cap Growth Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

finance stocks, including Citigroup and Associates First Capital, believing that once rates stabilize, investors will renew their interest in this sector. In view of imminent financial reform legislation, which should lead to consolidation, we recently added quality life insurer American General to the portfolio.

Rotation in retail

The strength of the U.S. economy gave consumers confidence, and thereby many retailers a strong boost this past year. Early on, we sold consumer staple stocks such as Kroger, a supermarket retailer, to invest in more cyclically oriented retailers that offered greater earnings and price appreciation potential. Included in this category were Home Depot, Costco, Lowe's and Wal-Mart Stores -- all of which experienced strong run-ups in price. By late summer, the outlook for the economy pointed toward a slight slowdown and we reduced or cut these positions to re-deploy assets back into the more defensive consumer-staple sector. We re-introduced Kroger and added CVS and Safeway. In hindsight, our move may have been a bit premature, as these stocks suffered along with many others late in the period. However, business conditions at these companies remain robust and we find their valuations compelling.

A tri-fold approach to fiscal 2000

Despite the advances of a narrow band of large-cap stocks, the average S&P 500 stock is currently down 25% from its high this past year. As a result, we enter fiscal 2000 with many investment opportunities ahead. Selectivity, however, will be the key, as these opportunities may not lie in the narrow band of stocks that have dominated the market's performance this past year.

      We will continue to focus on technology-related companies that exhibit strong secular growth potential both in the U.S. and abroad, regardless of economic and market conditions.

      We will also keep our sights on companies that stand to benefit from the recovery in the world's economies. These would be the multinational corporations and diversified industrial firms that can participate in growth overseas and thereby offer earnings stability should the economy slow at home.

      Finally, we believe a modest slowdown in the economy is likely in the months ahead, whether or not the Fed chooses to increase short-term interest rates again. As a result, we will look to further position part of the portfolio a bit defensively by investing in more stable growth companies that investors historically turn to during uncertain times.

"Selectivity, however, will be the key..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Large Cap Growth Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Large Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming the all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                             ONE        FIVE         TEN
                                             YEAR       YEARS       YEARS
                                             -----      -----       -----

Cumulative Total Returns                     22.08%     127.19%     221.67%
Average Annual Total Returns                 22.08%      17.84%      12.39%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                                 SINCE
                                           ONE       FIVE      INCEPTION
                                          YEAR       YEARS      (1/3/94)
                                        ---------   --------    --------
Cumulative Total Returns                  22.63%     128.70%     113.09%
Average Annual Total Returns              22.63%      17.99%      14.09%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (6/1/98)
                                                   ------   -----------
Cumulative Total Returns                           26.58%      21.57%
Average Annual Total Returns                       26.58%      15.80%

================================================================================

                   John Hancock Funds - Large Cap Growth Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock Large Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $51,454 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on October 31, 1989, before sales charge, and is equal to $36,085 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $34,280 as of October 31, 1999.

Line chart with the heading John Hancock Large Cap Growth Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $32,913 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on January 3, 1994, before sales charge, and is equal to $22,253 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $22,153 as of October 31, 1999.

Line chart with the heading John Hancock Large Cap Growth Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $12,735 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $12,636 as of October 31, 1999.

*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Large Cap Growth Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $616,041,628) ......................     $795,905,313
   Joint repurchase agreement (cost - $31,845,000) ..........       31,845,000
   Corporate savings account ................................              951
                                                                --------------
                                                                   827,751,264
  Receivable for investments sold ...........................       32,572,424
  Receivable for shares sold ................................           53,509
  Dividends receivable ......................................          219,805
  Interest receivable .......................................           13,938
  Other assets ..............................................           42,649
                                                                --------------
                    Total Assets ............................      860,653,589
                    ----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ............................          257,587
  Payable for investments purchased .........................       62,041,391
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................          523,796
  Accounts payable and accrued expenses .....................          132,681
                                                                --------------
                    Total Liabilities .......................       62,955,455
                    ----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................      538,331,657
  Accumulated net realized gain on investments ..............       79,525,922
  Net unrealized appreciation of investments ................      179,863,685
  Accumulated net investment loss ...........................          (23,130)
                                                                --------------
                    Net Assets ..............................     $797,698,134
                    ==========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares
   of beneficial interest outstanding -
   unlimited number of shares authorized
   with no par value)
  Class A - $484,195,645/19,336,090 .........................           $25.04
  ============================================================================
  Class B - $312,045,793/13,142,916 .........................           $23.74
  ============================================================================
  Class C - $1,456,696/61,396 ...............................           $23.73
  ============================================================================
Maximum Offering Price Per Share*
  Class A - ($25.04 x 105.26%) ..............................           $26.36
  ============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Dividends ....................................................     $4,019,905
  Interest .....................................................        804,224
                                                                   ------------
                                                                      4,824,129
                                                                   ------------
  Expenses:
   Investment management fee - Note B ..........................      5,578,233
   Distribution and service fee - Note B
     Class A ...................................................      1,364,094
     Class B ...................................................      2,791,642
     Class C ...................................................          7,314
   Transfer agent fee - Note B .................................      1,626,523
   Custodian fee ...............................................        162,281
   Registration and filing fees ................................        154,435
   Accounting and legal services fee - Note B ..................        124,110
   Auditing fee ................................................         47,160
   Printing ....................................................         45,021
   Trustees' fees ..............................................         33,942
   Miscellaneous ...............................................         25,142
   Interest expense - Note A ...................................          7,721
   Legal fees ..................................................          3,496
                                                                   ------------
                    Total Expenses .............................     11,971,114
                    -----------------------------------------------------------
                    Net Investment Loss ........................     (7,146,985)
                    -----------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ........................    110,762,438
  Change in net unrealized appreciation/
   depreciation of investments .................................     59,045,415
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments ........................    169,807,853
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................   $162,660,868
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Large Cap Growth Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                               ------------------------------------
                                                                                                   1998                   1999
                                                                                               -------------          -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ...............................................................           ($4,311,745)           ($7,146,985)
   Net realized gain on investments sold .............................................            91,144,971            110,762,438
   Change in net unrealized appreciation/depreciation of investments .................           (38,147,156)            59,045,415
                                                                                               -------------          -------------
     Net Increase in Net Assets Resulting from Operations ............................            48,686,070            162,660,868
                                                                                               -------------          -------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($4.1588 and $2.7100 per share, respectively) .........................           (52,605,912)           (45,972,496)
     Class B - ($4.1588 and $2.7100 per share, respectively) .........................            (6,547,479)           (27,759,800)
     Class C** - (none and $2.7100 per share, respectively) ..........................                    --                (27,033)
                                                                                               -------------          -------------
     Total Distributions to Shareholders .............................................           (59,153,391)           (73,759,329)
                                                                                               -------------          -------------
From Fund Share Transactions - Net:* .................................................           270,160,343            109,605,788
                                                                                               -------------          -------------
Net Assets:
   Beginning of period ...............................................................           339,497,785            599,190,807
                                                                                               -------------          -------------
   End of period (including accumulated net investment loss
     of $19,330 and $23,130, respectively) ...........................................          $599,190,807           $797,698,134
                                                                                               =============          =============

*Analysis of Fund Share Transactions:

                                                                                        YEAR ENDED OCTOBER 31,
                                                                       ----------------------------------------------------------
                                                                                  1998                          1999
                                                                       ---------------------------    ---------------------------
                                                                          SHARES         AMOUNT         SHARES          AMOUNT
                                                                       -----------    ------------    -----------    ------------
CLASS A
   Shares sold .....................................................     6,396,870    $142,420,669      9,568,899    $230,610,734
   Shares issued in reorganization - Note D ........................     3,892,361      81,397,839             --              --
   Shares issued to shareholders in reinvestment of distributions ..     2,338,784      48,248,711      2,130,741      42,891,827
                                                                       -----------    ------------    -----------    ------------
                                                                        12,628,015     272,067,219     11,699,640     273,502,561
   Less shares repurchased .........................................    (7,925,886)   (175,825,692)    (9,499,232)   (229,248,085)
                                                                       -----------    ------------    -----------    ------------
   Net increase ....................................................     4,702,129     $96,241,527      2,200,408     $44,254,476
                                                                       ===========    ============    ===========    ============
CLASS B
   Shares sold .....................................................     2,092,555     $44,843,569      6,594,456    $150,932,220
   Shares issued in reorganization - Note D ........................     9,479,759     191,455,100             --              --
   Shares issued to shareholders in reinvestment of distributions ..       307,784       6,131,792      1,263,938      24,280,197
                                                                       -----------    ------------    -----------    ------------
                                                                        11,880,098     242,430,461      7,858,394     175,212,417
   Less shares repurchased .........................................    (3,244,695)    (68,713,094)    (4,888,308)   (111,107,205)
                                                                       -----------    ------------    -----------    ------------
   Net increase ....................................................     8,635,403    $173,717,367      2,970,086     $64,105,212
                                                                       ===========    ============    ===========    ============
CLASS C **
   Shares sold .....................................................        20,303        $456,292         60,561      $1,390,286
   Shares issued to shareholders in reinvestment of distributions ..            --              --          1,368          26,263
                                                                       -----------    ------------    -----------    ------------
                                                                            20,303         456,292         61,929       1,416,549
   Less shares repurchased .........................................       (13,181)       (254,843)        (7,655)       (170,449)
                                                                       -----------    ------------    -----------    ------------
   Net increase ....................................................         7,122        $201,449         54,274      $1,246,100
                                                                       ===========    ============    ===========    ============

** Class C shares commenced operations on June 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Large Cap Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,     PERIOD FROM             YEAR ENDED OCTOBER 31,
                                               -----------------------  JANUARY 1, 1996 TO   -----------------------------------
                                                  1994        1995      OCTOBER 31, 1996(7)    1997         1998          1999
                                               ---------    ----------  -------------------  --------     --------      --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......    $17.40      $15.89           $19.51          $23.28       $24.37        $22.27
                                                --------    --------         --------        --------     --------      --------
   Net Investment Loss .......................     (0.10)      (0.09)(1)        (0.13)(1)       (0.12)(1)    (0.11)(1)     (0.17)(1)
   Net Realized and Unrealized Gain
     (Loss) on Investments ...................     (1.21)       4.40             3.90            3.49         2.17          5.65
                                                --------    --------         --------        --------     --------      --------
     Total from Investment Operations ........     (1.31)       4.31             3.77            3.37         2.06          5.48
                                                --------    --------         --------        --------     --------      --------
   Less Distributions:
     Distributions from Net Realized
       Gain on Investments Sold ..............     (0.20)      (0.69)              --           (2.28)       (4.16)        (2.71)
                                                --------    --------         --------        --------     --------      --------
  Net Asset Value, End of Period .............    $15.89      $19.51           $23.28          $24.37       $22.27        $25.04
                                                ========    ========         ========        ========     ========      ========
   Total Investment Return at Net Asset
     Value(2) ................................     (7.50%)     27.17%           19.32%(5)       16.05%        9.80%        27.58%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..  $146,466    $241,700         $279,425        $303,067     $381,591      $484,196
   Ratio of Expenses to Average Net Assets ...      1.65%       1.48%            1.48%(6)        1.44%        1.40%         1.35%(8)
   Ratio of Net Investment Loss to Average
     Net Assets ..............................     (0.64%)     (0.46%)          (0.73%)(6)      (0.51%)      (0.50%)       (0.70%)
   Portfolio Turnover Rate ...................        52%         68%(3)           59%            133%         153%(3)       183%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Large Cap Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                               YEAR ENDED DECEMBER 31,     PERIOD FROM             YEAR ENDED OCTOBER 31,
                                               -----------------------  JANUARY 1, 1996 TO   -----------------------------------
                                                1994(4)        1995     OCTOBER 31, 1996(7)    1997         1998          1999
                                               ---------    ----------  -------------------  --------     --------      --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......  $17.16        $15.83          $19.25           $22.83       $23.70        $21.38
                                                ------       -------         -------          -------     --------      --------
   Net Investment Loss(1) ....................   (0.20)        (0.26)          (0.26)           (0.27)       (0.25)        (0.31)
   Net Realized and Unrealized Gain (Loss)
     on Investments ..........................   (0.93)         4.37            3.84             3.42         2.09          5.38
                                                ------       -------         -------          -------     --------      --------
     Total from Investment Operations ........   (1.13)         4.11            3.58             3.15         1.84          5.07
                                                ------       -------         -------          -------     --------      --------
   Less Distributions:
     Distributions from Net Realized Gain
       on Investments Sold ...................   (0.20)        (0.69)             --            (2.28)       (4.16)        (2.71)
                                                ------       -------         -------          -------     --------      --------
   Net Asset Value, End of Period ............  $15.83        $19.25          $22.83           $23.70       $21.38        $23.74
                                                ======       =======         =======          =======     ========      ========
   Total Investment Return at Net Asset
     Value(2) ................................   (6.56%)(5)    26.01%          18.60%(5)        15.33%        9.04%        26.70%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..  $3,807       $15,913         $25,474          $36,430     $217,448      $312,046
   Ratio of Expenses to Average Net Assets ...    2.38%(6)      2.31%           2.18%(6)         2.13%        2.08%         2.02%(8)
   Ratio of Net Investment Loss to Average
     Net Assets ..............................   (1.25%)(6)    (1.39%)         (1.42%)(6)       (1.20%)      (1.16%)       (1.37%)
   Portfolio Turnover Rate ...................      52%           68%(3)          59%             133%         153%(3)       183%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Large Cap Growth Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                      PERIOD FROM
                                                                     JUNE 1, 1998
                                                                   (COMMENCEMENT OF
                                                                    OPERATIONS) TO        YEAR ENDED
                                                                   OCTOBER 31, 1998    OCTOBER 31, 1999
                                                                   ----------------    ----------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period .........................       $21.43              $21.37
                                                                       -------             -------
   Net Investment Loss(1) .......................................        (0.10)              (0.31)
   Net Realized and Unrealized Gain on Investments ..............         0.04                5.38
                                                                       -------             -------
     Total from Investment Operations ...........................        (0.06)               5.07
                                                                       -------             -------
   Less Distributions:
     Distributions from Net Realized Gain on Investments Sold ...           --               (2.71)
                                                                       -------             -------
   Net Asset Value, End of Period ...............................       $21.37              $23.73
                                                                       =======             =======
   Total Investment Return at Net Asset Value(2) ................        (0.28%)(5)          26.72%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .....................         $152              $1,457
   Ratio of Expenses to Average Net Assets ......................         2.10%(6)            2.05%(8)
   Ratio of Net Investment Loss to Average Net Assets ...........        (1.14%)(6)          (1.36%)
   Portfolio Turnover Rate ......................................          153%(3)             183%

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Portfolio turnover rate excludes merger activity.
(4)   Class B shares commenced operations on January 3, 1994.
(5)   Not annualized.
(6)   Annualized.
(7) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.
(8) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Large Cap Growth Fund

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Large Cap Growth Fund on October 31, 1999. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Advertising (2.22%)
   Interpublic Group of Companies, Inc.
     (The) .....................................         70,000      $2,843,750
   Outdoor Systems, Inc.* ......................        350,000      14,831,250
                                                                   ------------
                                                                     17,675,000
                                                                   ------------
Banks - United States (0.96%)
   Wells Fargo Co. .............................        160,000       7,660,000
                                                                   ------------
Computers (22.30%)
   America Online, Inc.* .......................        155,000      20,101,563
   BMC Software, Inc.* .........................        290,000      18,614,375
   Cisco Systems, Inc.* ........................        350,000      25,900,000
   CMGI, Inc.* .................................         90,000       9,849,375
   Computer Associates International, Inc. .....        340,000      19,210,000
   EMC Corp.* ..................................        370,000      27,010,000
   Gateway, Inc.* ..............................        250,000      16,515,625
   International Business Machines Corp. .......        150,000      14,756,250
   Microsoft Corp.* ............................        280,000      25,917,500
                                                                   ------------
                                                                    177,874,688
                                                                   ------------
Cosmetics & Personal Care (1.26%)
   Dial Corp. (The) ............................        430,000      10,051,250
                                                                   ------------
Diversified Operations (4.64%)
   AlliedSignal, Inc. ..........................        300,000      17,081,250
   Tyco International Ltd. .....................        500,000      19,968,750
                                                                   ------------
                                                                     37,050,000
                                                                   ------------
Electronics (13.35%)
   Applied Materials, Inc.* ....................        230,000      20,656,875
   General Electric Co. ........................        285,000      38,635,313
   Intel Corp. .................................        400,000      30,975,000
   Motorola, Inc. ..............................        120,000      11,692,500
   Solectron Corp.* ............................         60,000       4,515,000
                                                                   ------------
                                                                    106,474,688
                                                                   ------------
Finance (2.95%)
   Associates First Capital Corp. (Class A) ....        245,000       8,942,500
   Citigroup, Inc. .............................        270,000      14,613,750
                                                                   ------------
                                                                     23,556,250
                                                                   ------------
Food (2.11%)
   Ralston Purina Group ........................        535,000      16,819,062
                                                                   ------------
Insurance (1.49%)
   American General Corp. ......................        160,000      11,870,000
                                                                   ------------
Leisure (2.03%)
   Royal Caribbean Cruises Ltd. ................        305,000      16,184,062
                                                                   ------------
Media (5.58%)
   AMFM, Inc.* .................................        360,000      25,200,000
   Gannett Co., Inc. ...........................        250,000      19,281,250
                                                                   ------------
                                                                     44,481,250
                                                                   ------------
Medical (11.88%)
   Johnson & Johnson ...........................        150,000      15,712,500
   Merck & Co., Inc. ...........................        240,000      19,095,000
   Pharmacia & Upjohn, Inc. ....................        300,000      16,181,250
   Schering-Plough Corp. .......................        400,000      19,800,000
   Warner-Lambert Co. ..........................        300,000      23,943,750
                                                                   ------------
                                                                     94,732,500
                                                                   ------------
Office (1.08%)
   Pitney Bowes, Inc. ..........................        190,000       8,656,875
                                                                   ------------
Oil & Gas (2.04%)
   Baker Hughes, Inc. ..........................        300,000       8,381,250
   Schlumberger Ltd. ...........................        130,000       7,873,125
                                                                   ------------
                                                                     16,254,375
                                                                   ------------
Retail (12.31%)
   CVS Corp. ...................................        415,000      18,026,562
   Home Depot, Inc. (The) ......................        205,000      15,477,500
   Kroger Co.* .................................        700,000      14,568,750
   Safeway, Inc.* ..............................        620,000      21,893,750
   Staples, Inc.* ..............................        340,000       7,543,750
   Wal-Mart Stores, Inc. .......................        365,000      20,690,938
                                                                   ------------
                                                                     98,201,250
                                                                   ------------
Soap & Cleaning Preparations (2.23%)
   Procter & Gamble Co. (The) ..................        170,000      17,828,750
                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Large Cap Growth Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

Telecommunications (11.35%)
   Bell Atlantic Corp. .........................        285,000     $18,507,188
   Lucent Technologies, Inc. ...................        300,000      19,275,000
   MCI WorldCom, Inc.* .........................        100,000       8,581,250
   Nextel Communications, Inc. (Class A)* ......        110,000       9,480,625
   Sprint PCS* .................................        220,000      18,246,250
   Tellabs, Inc.* ..............................        260,000      16,445,000
                                                                   ------------
                                                                     90,535,313
                                                                   ------------
                            TOTAL COMMON STOCKS
                            (Cost $616,041,628)          (99.78%)   795,905,313
                                                   ------------    ------------

                                  INTEREST           PAR VALUE
                                    RATE           (000s OMITTED)
                                    ----           --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.99%)
   Investment in a joint repurchase
     agreement transaction with
     SBC Warburg, Inc. - Dated
     10-29-99, due 11-01-99
     (Secured by U.S. Treasury
     Bonds, 7.125% thru 13.375%,
     due 08-15-01 thru 02-15-23)
     -- Note A .................    5.23%               $31,845      31,845,000
                                                                   ------------
Corporate Savings Account (0.00%)
   Investors Bank & Trust Company
     Daily Interest Savings Account
     Current Rate 4.30% ........................                            951
                                                                   ------------
                    TOTAL SHORT-TERM INVESTMENTS         (3.99%)     31,845,951
                                                       --------    ------------
                               TOTAL INVESTMENTS       (103.77%)    827,751,264
                                                       --------    ------------
               OTHER ASSETS AND LIABILITIES, NET         (3.77%)    (30,053,130)
                                                       --------    ------------
                                TOTAL NET ASSETS       (100.00%)   $797,698,134
                                                       ========    ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Large Cap Growth Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Large Cap Growth Fund (the "Fund"), John Hancock Global Fund, John Hancock Mid Cap Growth Fund and John Hancock International Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Large Cap Growth Fund

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance outstanding during the year amounted to $6,579,000. The annualized interest rate charged during the year ranged from 5.375% through 5.625%. At October 31, 1999, there were no outstanding borrowings.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $28,259,763 collateralized by securities in the amount of $29,548,505.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $599,985. Out of this amount, $77,978 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $266,548 was paid as sales commissions to unrelated broker-dealers and $255,459 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges amounted to $607,273.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges amounted to $29.

      In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Large Cap Growth Fund

Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the year ended October 31, 1999, aggregated $1,401,862,406 and $1,358,911,682, respectively.

      The cost of investments owned at October 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $652,965,739. Gross unrealized appreciation and depreciation of investments aggregated $194,148,479 and $19,363,905, respectively, resulting in net unrealized appreciation of $174,784,574.

NOTE D -
REORGANIZATION

On November 12, 1997, the shareholders of John Hancock Disciplined Growth Fund (JHDGF) and John Hancock Discovery Fund (JHDF) approved a plan of reorganization between JHDGF and the Fund, and JHDF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHDGF and JHDF to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition of JHDGF was accounted for as a tax free exchange of 1,825,089 Class A shares and 5,012,295 Class B shares of the Fund (valued at $38,166,628 and $101,229,305, respectively) for the 2,318,348 Class A shares and 6,305,496 Class B shares of JHDGF, including $42,164,993 of unrealized appreciation, after the close of business at December 5, 1997. The acquisition of JHDF was accounted for as a tax free exchange of 2,067,272 Class A shares and 4,467,464 Class B shares of the Fund (valued at $43,231,211 and $90,225,795, respectively) for 2,567,733 Class A shares and 5,636,912 Class B shares of JHDF, including $31,282,553 of unrealized appreciation, after the close of business at December 5, 1997. The aggregate net assets of JHDGF, JHDF and the Fund were $139,395,933, $133,457,006 and $350,721,840, respectively, immediately before the acquisition.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Large Cap Growth Fund

NOTE E -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $31,127,453, a decrease in accumulated net investment loss of $7,143,185 and an increase in capital paid-in of $23,984,268. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting priciples and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                   John Hancock Funds - Large Cap Growth Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust III --
John Hancock Large Cap Growth Fund
(formerly John Hancock Growth Fund)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Large Cap Growth Fund (the "Fund"), a series of John Hancock Investment Trust III, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not recieved. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Large Cap Growth Fund, a series of John Hancock Investment Trust III, at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                              /s/ Ernst & Young LLP


Boston, Massachusetts
December 3, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1999.

      The Fund has designated distributions to shareholders of $73,759,329 as capital gain dividends.

      Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January 2000. This will reflect the tax character of all distributions for the calendar year 1999.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
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101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhfunds.com                                     ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Large Cap Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             2000A 10/99
                                                                           12/99

                           ---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                  International
                                      Fund

                                OCTOBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                              DENNIS S. ARONOWITZ*
                                STEPHEN L. BROWN
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 MAUREEN R. FORD
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

           BY MIREN ETCHEVERRY AND JOHN L.F. WILLS, PORTFOLIO MANAGERS

                                  John Hancock
                               International Fund

                         Japan and emerging markets top
                       international performance this year

Recently, shareholders voted to approve a new subadvisory investment management contract with Indocam International Investment Services, effective January 1, 2000.

The last 12 months were productive for overseas investors, as world financial markets settled down after last year's global economic turmoil. Japan and the emerging markets of Asia provided the largest returns, as many of the Southeast Asian countries that sparked the problems in 1997 showed particularly strong signs of recovery. Lower interest rates and a pickup in exports and growth produced especially strong results in South Korea, Thailand and Malaysia. Japan, whose signs of economic recovery remain more tentative, benefited from a bank re-capitalization plan and several major corporate restructurings. These served as signals for foreign investors to re-enter the Japanese market and also caused the yen to strengthen versus the dollar.

      In Europe, a slowdown in economic growth for most of the period, the decline of the new euro common currency and rising interest rates in the second half of the fiscal year caused those markets to cool, yet the region still managed to return 10% overall. Although still in recession in 1999, Latin American markets also produced positive results due to the rise in commodity prices, which helped these commodity-dependent markets. Several individual country concerns held the Latin markets back as the year progressed.

      Even though the second half of the fiscal period became more turbulent as concerns about rising U.S. interest rates filtered through foreign markets, the world as a whole kept pace with the United States. Our benchmark Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index returned 25.26% for the year ended October 31, 1999, compared to the 25.67% return of the Standard & Poor's 500 Index.

Fund performance

John Hancock International Fund participated in the strength of overseas markets to much the same degree as our peers. For the year ended October 31, 1999, the Fund's Class A, Class B and Class C shares posted total returns of 24.29%, 23.39% and 23.63%, respectively, at net asset value. That compared to the 25.53%

"The last 12 months were productive for overseas investors..."

================================================================================

                     John Hancock Funds - International Fund

"During the year, Japan grew from 8% to 27% of the Fund's net assets..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Continental Europe 39%, Latin America 1%, Canada 4%, Short-term Investments & Other 4%, Pacific Rim ex Japan 10%, United Kingdom & Ireland 15% and Japan 27%. A note below the chart reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

return of the average international fund, according to Lipper, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

Shifting assets to Asia, emerging markets

Starting in the spring, as we grew more confident in the improved prospects for recoveries in Japan and the emerging markets, we repositioned the portfolio to up our stakes in those regions. In so doing, the Fund moved to a more average weight in continential Europe and the United Kingdom -- 54%, down from 84% a year ago -- and became more regionally balanced. After re-entering Hong Kong and Brazil in the first half of the year, we re-established positions in South Korea, Taiwan, Indonesia, China and Thailand in the second half. This, along with an increase in Japan, caused our Asian exposure to rise from 11% a year ago to 39% at the end of October. We also re-established a small foothold in Mexico in the second half of the year.

Japan grows

During the course of the year, Japan grew from 8% to 27% of the Fund's net assets through a combination of additional names and strong performance, so that we ended the year slightly overweighted versus our benchmark and peers. Japan was also the biggest contributor to the Fund's performance. The best performers there included Sony, which announced a major corporate restructuring, and Sakura Bank and Nomura Securities, both of which rebounded after the proposed merger of three large banks further bolstered confidence in the financial sector. Fujitsu, one of the largest manufacturers of computer and electronics components, is also thriving on the telecom equipment boom.

   The two fundamental themes driving the Japanese markets are the prospects for economic recovery and the potential for corporate restructuring. Our Japanese portfolio is composed of blue-chip companies benefiting from those themes, as well as from the government's bank re-capitalization plan and the re-emergence of the Japanese consumer.

Europe: cut but still important

We got to our reduced focus in Europe by cutting our overweighting in France and lowering our stakes in the U.K., Switzerland and Belgium. Nonetheless, we plan to keep an important position in Europe because of the opportunities that still abound around corporate restructurings and industry consolidation. What's more, despite rising interest rates late in the

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Sony followed by an up arrow with the phrase "Market reacts favorably to restructuring plan." The second listing is Mannesmann followed by an up arrow with phrase "Strong subscriber growth boosts Europe's largest telecom company." The third listing is Novartis followed by a down arrow with the phrase "Troubles with its agrochemical division." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 5% with 0% at the bottom and 30% at the top. The first bar represents the 24.29% total return for John Hancock International Fund Class A. The second bar represents the 23.39% total return for John Hancock International Fund Class B. The third bar represents the 23.63% total return for John Hancock International Fund Class C. The fourth bar represents the 25.53% total return for Average international fund. A note below the chart reads "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

period, Europe's growth rate began to rebound without signs of inflation, due to a pickup in demand fueled by Asia's recovery and a weak euro that helped exporters.

      Europe still produced some of our biggest winners, such as leading cellular-phone manufacturer Nokia and and Royal Philips Electronics. There were also disappointments, however, including Allied Irish Banks, which was unduly hit by concerns over its recent merger with a Singapore bank, and DaimlerChrysler, which the market punished for not moving fast enough to realize the synergies of its famous merger.

Cautious optimism ahead

We remain encouraged about the long-term prospects for international equities, while being alert to the growing potential for uncertainties in the nearer term. These include year 2000 computer concerns ("Y2K") and the potential for rising U.S. interest rates and persistent robust growth, which could slow down worldwide growth.

      The fundamentals of Europe and Japan are strong. In Europe, the impending pickup in economic growth should help corporate earnings growth, while major alliances continue to accelerate. While Japan is still sending contrasting signals, consumer spending is growing at a sustained pace, despite a fall in income and the ongoing deterioration of the labor market. Japan is also benefiting from a rebound in external demand coming from its strengthening Asian neighbors.

      Barring a series of U.S. interest rates or major Y2K dislocations, which we do not anticipate, we believe the outlook for emerging markets is also positive. Latin America is expected to recover from its 1999 recession and grow 3% next year. Emerging Asian markets are expected to maintain a robust growth in excess of 5%, even assuming modest growth in Japan, the region's economic engine.

"We remain encouraged about the long-term prospects for international equities..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

(1)Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1999

                                                                    SINCE
                                              ONE        FIVE     INCEPTION
                                              YEAR      YEARS      (1/3/94)
                                             ------     ------    ---------
Cumulative Total Returns                     21.40%     19.42%      18.22%
Average Annual Total Returns(1)              21.40%      3.61%       2.96%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1999

                                                                    SINCE
                                              ONE        FIVE     INCEPTION
                                              YEAR      YEARS      (1/3/94)
                                             ------     ------    ---------
Cumulative Total Returns                     22.03%     19.09%      18.52%
Average Annual Total Returns(1)              22.03%      3.56%       3.00%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1999

                                                                    SINCE
                                                         ONE      INCEPTION
                                                         YEAR     (6/1/98)
                                                        ------    ---------
Cumulative Total Returns                                26.03%      6.94%
Average Annual Total Returns(1)                         26.03%      5.17%

Note to Performance

(1) Effective January 3, 1994, the Adviser has voluntarily undertaken to temporarily limit the Fund's expenses, including the management fee (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitations of expenses, the average annual total returns for the one-year period, five-year period and since inception would have been 19.47%, 1.64% and 0.95%, respectively, for Class A shares and 20.09%, 1.59% and 0.99%, respectively, for Class B shares. The average annual total returns for the one-year period and since inception would have been 24.09% and 3.27%, respectively, for Class C shares.

================================================================================

                     John Hancock Funds - International Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International (MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets around the world. The index represents "free" securities that are traded freely on equity exchanges around the world. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------

Line chart with the heading John Hancock International Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $16,785 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on January 3, 1994, before sales charge, and is equal to $13,168 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $12,509 as of October 31, 1999.

Line chart with the heading John Hancock International Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $16,785 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on January 3, 1994, before sales charge, and is equal to $12,633 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock International Fund, after sales charge, and is equal to $12,533 as of October 31, 1999.

Line chart with the heading John Hancock International Fund Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $11,702 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on June 1, 1998, before sales charge, and is equal to $11,303 as of October 31, 1999.

*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common and preferred stocks, rights and warrants (cost - $13,684,567) ...........   $16,482,823
   Short-term investments (cost - $1,511,144) - Note A .............................     1,511,144
                                                                                       -----------
                                                                                        17,993,967
  Receivable for investments sold ..................................................       633,475
  Receivable for shares sold .......................................................           137
  Dividends receivable .............................................................        17,765
  Foreign tax receivable ...........................................................        11,731
  Interest receivable ..............................................................           164
  Other assets .....................................................................           713
                                                                                       -----------
                    Total Assets ...................................................    18,657,952
                    ------------------------------------------------------------------------------
Liabilities:
  Due to custodian including foreign currencies (cost - $56,415) ...................        56,129
  Payable for investments purchased ................................................       330,893
  Payable for forward foreign currency exchange contracts purchased - Note A .......             8
  Payable for forward foreign currency exchange contracts sold - Note A ............           224
  Payable for shares repurchased ...................................................           926
  Payable upon return of securities on loan - Note A ...............................     1,134,144
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ...................        49,248
  Accounts payable and accrued expenses ............................................        75,208
                                                                                       -----------
                    Total Liabilities ..............................................     1,646,780
                    ------------------------------------------------------------------------------
Net Assets:
  Capital paid-in ..................................................................    13,670,451
  Accumulated net realized gain on investments and foreign currency transactions ...       682,928
  Net unrealized appreciation of investments and foreign currency transactions .....     2,797,433
  Accumulated net investment loss ..................................................      (139,640)
                                                                                       -----------
                    Net Assets .....................................................   $17,011,172
                    ==============================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
   unlimited number of shares authorized with no par value)
  Class A - $7,387,844/674,540 .....................................................        $10.95
  ================================================================================================
  Class B - $9,436,021/894,192 .....................................................        $10.55
  ================================================================================================
  Class C - $187,307/17,723 ........................................................        $10.57
  ================================================================================================
Maximum Offering Price Per Share*
  Class A - ($10.95 x 105.26%) .....................................................        $11.53
  ================================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Operations
Year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $36,020) ...............................     $251,833
  Interest (including income on securities loaned of $7,408) ............................       25,258
                                                                                            ----------
                                                                                               277,091
                                                                                            ----------
  Expenses:
   Investment management fee - Note B ...................................................      159,468
   Distribution and service fee - Note B
     Class A ............................................................................       19,698
     Class B ............................................................................       89,966
     Class C ............................................................................          726
   Custodian fee ........................................................................      150,320
   Transfer agent fee - Note B ..........................................................      121,839
   Registration and filing fees .........................................................       70,742
   Auditing fee .........................................................................       36,985
   Printing .............................................................................       12,136
   Organization expense - Note A ........................................................        4,039
   Accounting and legal services fee - Note B ...........................................        2,650
   Trustees' fees .......................................................................          762
   Legal fees ...........................................................................          651
   Miscellaneous ........................................................................          551
                                                                                            ----------
                    Total Expenses ......................................................      670,533
                    ----------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ....................................     (294,784)
                    ----------------------------------------------------------------------------------
                    Net Expenses ........................................................      375,749
                    ----------------------------------------------------------------------------------
                    Net Investment Loss .................................................      (98,658)
                    ----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .................................................    1,319,325
  Net realized loss on foreign currency transactions ....................................      (86,357)
  Change in net unrealized appreciation/depreciation of investments .....................    2,435,385
  Change in net unrealized appreciation/depreciation of foreign currency transactions ...       (2,960)
                                                                                            ----------
                    Net Realized and Unrealized Gain on Investments and
                    Foreign Currency Transactions .......................................    3,665,393
                    ----------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations ................   $3,566,735
                    ==================================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED OCTOBER 31,
                                                                                        --------------------------
                                                                                            1998           1999
                                                                                        -----------    -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ..............................................................      ($61,776)      ($98,658)
   Net realized gain (loss) on investments sold and foreign currency transactions ...       (20,135)     1,232,968
   Change in net unrealized appreciation/depreciation of investments and
     foreign currency transactions ..................................................       522,994      2,432,425
                                                                                        -----------    -----------
   Net Increase in Net Assets Resulting from Operations .............................       441,083      3,566,735
                                                                                        -----------    -----------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.0676 and none per share, respectively) ...........................       (42,230)            --
     Class B - ($0.0676 and none per share, respectively) ...........................       (68,630)            --
                                                                                        -----------    -----------
   Total Distributions to Shareholders ..............................................      (110,860)            --
                                                                                        -----------    -----------
From Fund Share Transactions - Net:* ................................................     1,850,363     (2,414,954)
                                                                                        -----------    -----------
Net Assets:
   Beginning of period ..............................................................    13,678,805     15,859,391
                                                                                        -----------    -----------
   End of period (including accumulated net investment loss of $83,042
     and $139,640, respectively) ....................................................   $15,859,391    $17,011,172
                                                                                        ===========    ===========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

*Analysis of Fund Share Transactions:

                                                                                        YEAR ENDED OCTOBER 31,
                                                                        ------------------------------------------------------
                                                                                  1998                         1999
                                                                        -------------------------    -------------------------
                                                                          SHARES         AMOUNT        SHARES        AMOUNT
                                                                        ----------    -----------    ----------    -----------
CLASS A
   Shares sold ......................................................    1,291,951    $11,453,795     1,992,880    $19,868,374
   Shares issued to shareholders in reinvestment of distributions ...        5,131         43,600            --             --
                                                                        ----------    -----------    ----------    -----------
                                                                         1,297,082     11,497,395     1,992,880     19,868,374
   Less shares repurchased ..........................................   (1,193,043)   (10,519,106)   (2,012,650)   (20,158,135)
                                                                        ----------    -----------    ----------    -----------
   Net increase (decrease) ..........................................      104,039       $978,289       (19,770)     ($289,761)
                                                                        ==========    ===========    ==========    ===========
CLASS B
   Shares sold ......................................................    1,001,789     $8,906,797       679,532     $6,557,542
   Shares issued to shareholders in reinvestment of distributions ...        6,391         52,132            --             --
                                                                        ----------    -----------    ----------    -----------
                                                                         1,008,180      8,958,929       679,532      6,557,542
   Less shares repurchased ..........................................     (930,993)    (8,113,241)     (922,491)    (8,828,604)
                                                                        ----------    -----------    ----------    -----------
   Net increase (decrease) ..........................................       77,187       $845,688      (242,959)   ($2,271,062)
                                                                        ==========    ===========    ==========    ===========
CLASS C**
   Shares sold ......................................................        4,321        $40,254        16,886       $164,040
   Less shares repurchased ..........................................       (1,605)       (13,868)       (1,879)       (18,171)
                                                                        ----------    -----------    ----------    -----------
   Net increase .....................................................        2,716        $26,386        15,007       $145,869
                                                                        ==========    ===========    ==========    ===========

** Class C shares commenced operations on June 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                        YEAR ENDED OCTOBER 31,
                                                                        -----------------------------------------------------
                                                                         1995       1996       1997        1998         1999
                                                                        ------     ------     ------      ------       ------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................    $8.65      $8.14      $8.70       $8.41        $8.81
                                                                        ------     ------     ------      ------       ------
  Net Investment Income (Loss) ......................................     0.04       0.06(1)   (0.02)(1)    0.00(1,7)   (0.02)(1)
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions ....................................    (0.47)      0.50      (0.26)       0.47         2.16
                                                                        ------     ------     ------      ------       ------
   Total from Investment Operations .................................    (0.43)      0.56      (0.28)       0.47         2.14
                                                                        ------     ------     ------      ------       ------
  Less Distributions:
  Dividends from Net Investment Income ..............................    (0.03)        --      (0.01)         --           --
  Distributions from Net Realized Gain on Investments Sold and
   Foreign Currency Transactions ....................................    (0.05)        --         --       (0.07)          --
                                                                        ------     ------     ------      ------       ------
   Total Distributions ..............................................    (0.08)        --      (0.01)      (0.07)          --
                                                                        ------     ------     ------      ------       ------
  Net Asset Value, End of Period ....................................    $8.14      $8.70      $8.41       $8.81       $10.95
                                                                        ======     ======     ======      ======       ======
  Total Investment Return at Net Asset Value (2) ....................    (4.96%)     6.88%     (3.22%)      5.61%       24.29%
  Total Adjusted Investment Return at Net Asset Value (2,4)  ........    (8.12%)     5.33%     (4.52%)      3.75%       22.44%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..........................   $4,215     $5,098     $4,965      $6,116       $7,388
  Ratio of Expenses to Average Net Assets ...........................     1.64%      1.75%      1.73%(8)    1.79%(8)     1.96%
  Ratio of Adjusted Expenses to Average Net Assets (6) ..............     4.80%      3.30%      3.03%(8)    3.65%(8)     3.81%
  Ratio of Net Investment Income (Loss) to Average Net Assets .......     0.56%      0.68%     (0.16%)      0.04%       (0.20%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (6) ...    (2.60%)    (0.87%)    (1.46%)     (1.82%)      (2.05%)
  Portfolio Turnover Rate ...........................................       69%        83%       169%        129%         113%
  Fee Reduction Per Share (1) .......................................    $0.25      $0.14      $0.12       $0.17        $0.18

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net invest ment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED OCTOBER 31,
                                                                        ------------------------------------------------------
                                                                         1995       1996         1997        1998        1999
                                                                        ------     ------       ------      ------      ------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................    $8.61      $8.05        $8.55       $8.22       $8.55
                                                                        ------     ------       ------      ------      ------
  Net Investment Income (Loss) ......................................    (0.03)      0.00(1,7)   (0.08)(1)   (0.06)(1)   (0.09)(1)
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions ....................................    (0.48)      0.50        (0.25)       0.46        2.09
                                                                        ------     ------       ------      ------      ------
   Total from Investment Operations .................................    (0.51)      0.50        (0.33)       0.40        2.00
                                                                        ------     ------       ------      ------      ------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold and
   Foreign Currency Transactions ....................................    (0.05)        --           --       (0.07)         --
                                                                        ------     ------       ------      ------      ------
  Net Asset Value, End of Period ....................................    $8.05      $8.55        $8.22       $8.55      $10.55
                                                                        ======     ======       ======      ======      ======
  Total Investment Return at Net Asset Value (2) ....................    (5.89%)     6.21%       (3.86%)      4.88%      23.39%
  Total Adjusted Investment Return at Net Asset Value (2,4)  ........    (9.05%)     4.66%       (5.16%)      3.02%      21.54%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..........................   $3,990     $8,175       $8,713      $9,720      $9,436
  Ratio of Expenses to Average Net Assets ...........................     2.52%      2.45%        2.43%(8)    2.49%(8)    2.63%
  Ratio of Adjusted Expenses to Average Net Assets (6) ..............     5.68%      4.00%        3.73%(8)    4.35%(8)    4.48%
  Ratio of Net Investment Income (Loss) to Average Net Assets .......    (0.37%)     0.02%       (0.88%)     (0.66%)     (0.91%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (6) ...    (3.53%)    (1.53%)      (2.18%)     (2.52%)     (2.76%)
  Portfolio Turnover Rate ...........................................       69%        83%         169%        129%        113%
  Fee Reduction Per Share (1) .......................................    $0.25      $0.14        $0.12       $0.17       $0.18

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                PERIOD FROM
                                                                               JUNE 1, 1998
                                                                             (COMMENCEMENT OF
                                                                              OPERATIONS) TO              YEAR ENDED
                                                                             OCTOBER 31, 1998          OCTOBER 31, 1999
                                                                             ----------------          ----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................              $9.36                     $8.55
                                                                                  ------                    ------
  Net Investment Loss (1) ...........................................              (0.03)                    (0.10)
  Net Realized and Unrealized Gain (Loss) on Investments and
   Foreign Currency Transactions ....................................              (0.78)                     2.12
                                                                                  ------                    ------
   Total from Investment Operations .................................              (0.81)                     2.02
                                                                                  ------                    ------
  Net Asset Value, End of Period ....................................              $8.55                    $10.57
                                                                                  ======                    ======
  Total Investment Return at Net Asset Value (2) ....................              (8.65%)(3)                23.63%
  Total Adjusted Investment Return at Net Asset Value (2,4) .........              (9.43%)(3)                21.78%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..........................                $23                      $187
  Ratio of Expenses to Average Net Assets ...........................               2.29%(5,8)                2.66%
  Ratio of Adjusted Expenses to Average Net Assets (6) ..............               4.15%(5,8)                4.51%
  Ratio of Net Investment Loss to Average Net Assets ................              (1.27%)(5)                (1.04%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (6) ...              (3.13%)(5)                (2.89%)
  Portfolio Turnover Rate ...........................................                129%                      113%
  Fee Reduction Per Share (1) .......................................              $0.07                     $0.18

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Not annualized.
(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.
(5)   Annualized.
(6)   Unreimbursed, without fee reduction.
(7)   Less than $0.01 per share.
(8) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Fund on October 31, 1999. It's divided into five main categories: common stocks, preferred stocks, rights, warrants and short-term investments. Common and preferred stocks and rights and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                          NUMBER OF     MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

COMMON STOCKS
Australia (2.74%)
   Capral Aluminium Ltd. (Metal)  ...................       30,177       $37,064
   Foster's Brewing Group Ltd.
     (Beverages) ....................................       15,088        40,103
   National Australia Bank Ltd.
     (Banks - Foreign) ..............................        1,522        23,488
   National Foods Ltd. (Food) .......................       13,036        24,108
   News Corp., Ltd. (The) (Media) ...................        4,500        32,542
   News Corp., Ltd. (The), American
     Depositary Receipt (ADR) (Media) ...............        4,443       131,624
   Pasminco Ltd. (Metal) ............................       40,236        38,488
   Smorgon Steel Group Ltd. (Steel) .................       24,693        33,383
   Telstra Corp., Ltd. (Telecommunications) .........       15,594        79,326
   WMC Ltd. (Metal) .................................        6,024        25,853
                                                                     -----------
                                                                         465,979
                                                                     -----------
Belgium (0.00%)
   Fortis AG* (Certificate De Valeur Garantie)
     (Insurance) ....................................        1,134            12
                                                                     -----------
Canada (3.90%)
   Barrick Gold Corp. (Metal) .......................        4,700        86,069
   Bombardier, Inc. (Diversified Operations) ........       16,136       284,482
   Nortel Networks Corp.
     (Telecommunications) ...........................        3,122       192,063
   Petro-Canada (Oil & Gas) .........................        7,000       100,109
                                                                     -----------
                                                                         662,723
                                                                     -----------
China (0.48%)
   Shandong International Power
     Development Co., Ltd.* (Utilities) .............      200,000        31,924
   Yanzhou Coal Mining Co., Ltd. (Metal) ............      149,000        49,389
                                                                     -----------
                                                                          81,313
                                                                     -----------
Finland (2.85%)
   Nokia AB (Telecommunications)  ...................        4,240       485,276
                                                                     -----------
France (10.19%)
   Alcatel SA (Telecommunications) ..................          660       103,092
   Axa SA (Insurance) ...............................          713       100,571
   Bouygues SA (Building) ...........................          352       122,553
   Cap Gemini SA (Computers) ........................          270        40,896
   Carrefour SA (Retail) ............................          851       157,542
   France Telecom SA
     (Telecommunications) ...........................          526        50,818
   Legrand SA (Electronics) .........................          144        34,459
   L'Oreal SA (Cosmetics & Personal Care) ...........          277       184,869
   Pinault-Printemps-Redoute SA (Retail) ............          785       149,700
   PSA Peugeot Citroen SA*
     (Automobile/Trucks) ............................          449        86,191
   Schneider Electric SA (Machinery) ................          681        46,918
   STMicroelectronics NV (Electronics) ..............          901        79,134
   Suez Lyonnaise des Eaux SA
     (Diversified Operations) .......................        1,044       168,563
   Total Fina SA (Oil & Gas) ........................        1,692       228,695
   Vivendi SA (Diversified Operations) ..............        2,363       179,082
                                                                     -----------
                                                                       1,733,083
                                                                     -----------
Germany (7.08%)
   Allianz AG (Insurance) ...........................          460       140,075
   Bayerische Hypo- und Vereinsbank AG
     (Banks - Foreign) ..............................        1,510        99,110
   DaimlerChrysler AG
     (Automobile/Trucks) ............................        1,597       124,306
   Degussa-Huels AG* (Chemicals)  ...................        1,437        54,868
   Deutsche Telekom AG
     (Telecommunications) ...........................          730        33,555
   Fresenius AG (Medical) ...........................          406        57,225
   Linde AG (Engineering/R&D Services) ..............          990        51,858
   Mannesmann AG (Machinery) ........................        2,276       357,904
   Metro AG (Retail) ................................           89         4,784
   SAP AG (Computers) ...............................          176        65,386
   Siemens AG (Diversified Operations) ..............        1,565       140,498
   VEBA AG (Diversified Operations) .................        1,397        75,529
                                                                     -----------
                                                                       1,205,098
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                          NUMBER OF     MARKET
ISSUER, DESCRIPTION                                         SHARES       VALUE
-------------------                                         ------       -----

Hong Kong (2.16%)
   Aeon Credit Service Co., Ltd. (Finance) ..........       72,000       $29,658
   Cheung Kong Holdings Ltd.
     (Real Estate Operations) .......................       10,000        91,073
   China Resources Enterprises Ltd.
     (Real Estate Operations) .......................       34,000        43,548
   First Pacific Co., Ltd.
     (Diversified Operations) .......................       28,000        16,219
   Henderson Land Development Co., Ltd.
     (Real Estate Operations) .......................        8,000        36,352
   HSBC Holdings Plc (Banks - Foreign) ..............        7,705        92,736
   New World Development Co., Ltd.
     (Real Estate Operations) .......................       13,225        25,025
   Swire Pacific Ltd.
     (Diversified Operations) .......................        6,500        32,213
                                                                     -----------
                                                                         366,824
                                                                     -----------
Indonesia (0.54%)
   PT Bank Internasional Indonesia
     (Banks - Foreign) ..............................    1,556,000        34,048
   PT Bank Negara Indonesia
     (Banks - Foreign) ..............................      498,000        25,427
   PT Medco Energi Corp. (Oil & Gas) ................       74,000        32,655
                                                                     -----------
                                                                          92,130
                                                                     -----------
Ireland (0.32%)
   CRH Plc (Building) ...............................        2,904        54,830
                                                                     -----------
Italy (2.95%)
   Alleanza Assicurazioni SpA (Insurance) ...........        3,210        32,718
   Assicurazioni Generali SpA (Insurance) ...........        2,611        83,765
   Bipop-Carire SpA (Banks - Foreign) ...............        2,038        86,283
   ENI SpA (Oil & Gas) ..............................        9,500        55,559
   Telecom Italia Mobile SpA
     (Telecommunications) ...........................       31,005       193,719
   Telecom Italia SpA (Telecommunications) ..........        3,899        33,670
   UniCredito Italiano SpA (Banks - Foreign) ........        3,417        15,994
                                                                     -----------
                                                                         501,708
                                                                     -----------
Japan (27.41%)
   Aiful Corp. (Finance) ............................          300        46,610
   Bank of Tokyo-Mitsubishi, Ltd.
     (Banks - Foreign) ..............................       26,000       430,881
   Daiwa House Industry Co., Ltd. (Building) ........        6,000        54,896
   Denso Corp. (Automobile/Trucks) ..................        5,000       106,934
   Fuji Heavy Industries Ltd.
     (Automobile/Trucks) ............................       11,000        93,469
   Fujitsu Ltd. (Computers) .........................        7,000       210,799
   Fujitsu Systems Construction Ltd.
     (Engineering/R&D Services) .....................        9,000       176,081
   Ito-Yokado Co., Ltd. (Retail)  ...................        2,000       159,969
   Marubeni Corp. (Diversified Operations) ..........       65,000       206,963
   Nippon Telegraph & Telephone Corp.
     (Telecommunications) ...........................           27       414,309
   Nippon Thompson Co., Ltd. (Machinery) ............       12,000        77,798
   Nomura Securities Co., Ltd.
     (Broker Services) ..............................       22,000       363,115
   NTT Mobile Communication Network, Inc.
     (Telecommunications) ...........................           10       265,656
   Orix Corp. (Leasing Companies) ...................        1,500       201,400
   Ricoh Co., Ltd. (Office) .........................        8,000       130,507
   Sakura Bank, Ltd. (The)
     (Banks - Foreign) ..............................       39,000       335,130
   Sekisui House, Ltd. (Building) ...................       11,000       119,104
   Sony Corp. (Electronics) .........................        3,600       561,389
   Takeda Chemical Industries, Ltd.
     (Medical) ......................................        6,000       344,682
   Takefuji Corp. (Finance) .........................        2,000       258,943
   Toyota Motor Corp. (Automobile / Trucks) .........        3,000       103,865
                                                                     -----------
                                                                       4,662,500
                                                                     -----------
Mexico (0.83%)
   Grupo Televisa SA (ADR) (Media) ..................          868        36,890
   Telefonos de Mexico SA (ADR)
     (Telecommunications) ...........................        1,215       103,883
                                                                     -----------
                                                                         140,773
                                                                     -----------
Netherlands (6.73%)
   AEGON NV (Insurance) .............................        1,575       145,372
   Akzo Nobel NV (Chemicals) ........................        2,823       121,566
   Dordtsche Petroleum-Industrie
     Maatschappij NV
     (Diversified Operations) .......................        4,394       223,697
   Fortis NV (Insurance) ............................        2,666        91,783
   Koninklijke Numico NV (Food) .....................        1,054        42,960
   Randstad Holding NV
     (Business Services - Misc.)  ...................          896        45,426
   Royal Philips Electronics NV (Electronics) .......        1,630       167,165
   TNT Post Group NV* (Transport) ...................        1,500        38,182
   Unilever Plc (Food) ..............................       19,049       176,852
   Wolters Kluwer NV (Media) ........................        2,747        91,797
                                                                     -----------
                                                                       1,144,800
                                                                     -----------
Norway (0.37%)
   Tomra Systems ASA (Machinery)  ...................        1,642        62,764
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                          NUMBER OF    MARKET
ISSUER, DESCRIPTION                                         SHARES      VALUE
-------------------                                         ------      -----

Singapore (0.66%)
   First Capital, Inc. (Real Estate Operations) .....       31,000       $36,903
   Keppel TatLee Bank Ltd.
     (Banks - Foreign) ..............................       23,000        46,462
   Singapore Telecommunications, Ltd.
     (Telecommunications) ...........................       15,000        28,498
                                                                     -----------
                                                                         111,863
                                                                     -----------
South Korea (1.81%)
   Hanvit Bank (Banks - Foreign)  ...................        5,400        20,033
   Housing & Commercial Bank
     (Banks - Foreign) ..............................          500        13,214
   Kookmin Bank (Banks - Foreign) ...................        1,600        24,944
   Korea Line Co. (Transport) .......................        1,800        19,808
   Korea Telecom Corp.
     (Telecommunications) ...........................          900        60,550
   Samsung Electronics Co. (Electronics) ............          590        98,374
   Shinhan Bank (Banks - Foreign) ...................        3,400        35,998
   SK Telecom Co., Ltd.
     (Telecommunications) ...........................           30        34,639
                                                                     -----------
                                                                         307,560
                                                                     -----------
Spain (2.47%)
   Banco Santander Central Hispano, SA
     (Banks - Foreign) ..............................       13,481       139,956
   Centros Comerciales Pryca, SA (Retail) ...........        2,177        40,920
   Endesa SA (Utilities) ............................          866        17,334
   Telefonica SA* (Telecommunications) ..............       13,530       222,581
                                                                     -----------
                                                                         420,791
                                                                     -----------
Sweden (0.96%)
   Ericsson (LM) Telefonaktiebolaget
     (Telecommunications) ...........................        1,639        68,159
   Skandia Forsakrings AB (Insurance) ...............        4,294        95,550
                                                                     -----------
                                                                         163,709
                                                                     -----------
Switzerland (5.31%)
   Adecco SA (Business Services - Misc.) ............          246       149,120
   Credit Suisse Group (Banks - Foreign) ............          253        48,632
   Nestle SA (Food) .................................           69       133,084
   Novartis AG (Medical) ............................           91       136,115
   Roche Holding AG (Medical) .......................           12       144,066
   UBS AG* (Banks - Foreign) ........................          502       146,059
   Zurich Allied AG* (Insurance)  ...................          259       146,636
                                                                     -----------
                                                                         903,712
                                                                     -----------
Taiwan (1.70%)
   China Steel Corp. (ADR) (Steel) ..................        4,000        67,300
   D-Link Corp. (Computers) .........................       22,000        36,759
   Far Eastern Textile Ltd. (Textile) ...............       38,520        52,704
   Taiwan Semiconductor Manufacturing Co.,
     Ltd.* (ADR) (Electronics) ......................        2,882        99,789
   Vanguard International Semiconductor
     Corp.* (Electronics) ...........................       29,864        32,481
                                                                     -----------
                                                                         289,033
                                                                     -----------
Thailand (0.16%)
   Golden Land Property Development Pcl*
     (Real Estate Operations) .......................       36,000         9,558
   Golden Land Property Development Pcl*
     (Real Estate Operations) .......................       28,000        10,879
   Land & Houses Pcl
     (Real Estate Operations) .......................        8,000         7,460
                                                                     -----------
                                                                          27,897
                                                                     -----------
United Kingdom (14.50%)
   Bank of Scotland (Banks - Foreign) ...............        7,885        98,600
   Barclays Plc (Banks - Foreign) ...................        4,517       138,575
   BP Amoco Plc (Oil & Gas) .........................       35,383       343,615
   British Aerospace Plc (Aerospace) ................        5,787        34,233
   British Telecommunications Plc
     (Telecommunications) ...........................       15,123       274,345
   Carlton Communications Plc (Media) ...............       18,430       133,250
   Compass Group Plc (Food) .........................        9,574       102,258
   Dixons Group Plc (Retail) ........................        2,633        46,640
   Glaxo Wellcome Plc (Medical) .....................        7,054       208,177
   Kingfisher Plc (Retail) ..........................        8,749        95,746
   Lloyds TSB Group Plc (Banks - Foreign) ...........       15,550       215,146
   Misys Plc (Computers) ............................        4,702        39,172
   Orange Plc* (Telecommunications) .................        3,546        88,101
   Pearson Plc (Media) ..............................        6,902       155,377
   SEMA Group Plc (Computers) .......................        4,030        52,646
   SmithKline Beecham Plc (Medical) .................       16,416       211,752
   Smiths Industries Plc (Manufacturing) ............        7,039        95,539
   Vodafone Group Plc
     (Telecommunications) ...........................       28,492       132,729
                                                                     -----------
                                                                       2,465,901
                                                                     -----------
                                  TOTAL COMMON STOCKS
                                   (Cost $13,561,455)      (96.12%)   16,350,279
                                                          --------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

                                                         NUMBER OF    MARKET
ISSUER, DESCRIPTION                                        SHARES      VALUE
-------------------                                        ------      -----

PREFERRED STOCKS
Brazil (0.48%)
   Telecomunicacoes Brasileiras S.A. (ADR)
     (Telecommunications) ...........................       1,059       $82,470
                                                                    -----------
Thailand (0.24%)
   Siam Commercial Bank Pcl*
     (Banks - Foreign) ..............................      36,000        40,798
                                                                    -----------
                               TOTAL PREFERRED STOCKS
                                      (Cost $122,888)      (0.72%)      123,268
                                                        ---------   -----------
RIGHTS
Germany (0.02%)
   Linde AG* (Engineering/R&D Services) .............         990         3,134
                                                                    -----------
Norway (0.03%)
   Orkla ASA* (Diversified Operations) ..............       2,767         5,200
                                                                    -----------
South Korea (0.00%)
   Kookmin Bank* (Banks - Foreign) ..................         160             0
                                                                    -----------
Thailand (0.00%)
   Land & Houses Pcl*
     (Real Estate Operations) .......................       3,200           729
                                                                    -----------
                                         TOTAL RIGHTS
                                            (Cost $0)      (0.05%)        9,063
                                                        ---------   -----------
WARRANTS
Germany (0.00%)
   Muenchener Rueckversicherungs-
     Gesellschaft AG* (Insurance) ...................           5           213

                                       TOTAL WARRANTS
                                          (Cost $224)      (0.00%)          213
                                                        ---------   -----------
                   TOTAL COMMON AND PREFERRED STOCKS,
                                  RIGHTS AND WARRANTS
                                   (Cost $13,684,567)     (96.89%)   16,482,823
                                                        ---------   -----------

                                         INTEREST      PAR VALUE       MARKET
ISSUER, DESCRIPTION                        RATE     (000s OMITTED)      VALUE
-------------------                        ----     --------------      -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (2.22%)
   Investment in a joint repurchase
     agreement transaction with
     SBC Warburg, Inc. - Dated
     10-29-99, due 11-01-99
     (Secured by U.S. Treasury
     Bonds, 8.125% thru 9.875%,
     due 11-15-15 thru 08-15-21)
     -- Note A......................       5.23%             $377      $377,000
                                                                    -----------
Cash Equivalents (6.67%)
   Navigator Securities Lending
     Prime Portfolio**............................          1,134     1,134,144
                                                                    -----------
                      TOTAL SHORT-TERM INVESTMENTS         (8.89%)    1,511,144
                                                        ---------   -----------
                                 TOTAL INVESTMENTS       (105.78%)   17,993,967
                                                        ---------   -----------
                 OTHER ASSETS AND LIABILITIES, NET         (5.78%)     (982,795)
                                                        ---------   -----------
                                  TOTAL NET ASSETS       (100.00%)  $17,011,172
                                                        =========   ===========

 * Non-income producing security.

** Represents investment of security lending collateral - Note A.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                     John Hancock Funds - International Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at October 31, 1999 assigned to the various investment categories.

                                                                   MARKET VALUE
                                                                  OF SECURITIES
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
INVESTMENT CATEGORIES                                               NET ASSETS
---------------------                                            ---------------
   Aerospace .....................................................     0.20%
   Automobile/Trucks .............................................     3.03
   Banks - Foreign ...............................................    12.41
   Beverages .....................................................     0.24
   Broker Services ...............................................     2.13
   Building ......................................................     2.07
   Business Services - Misc ......................................     1.14
   Chemicals .....................................................     1.04
   Computers .....................................................     2.62
   Cosmetics & Personal Care .....................................     1.09
   Diversified Operations ........................................     7.83
   Electronics ...................................................     6.31
   Engineering/R&D Services ......................................     1.36
   Finance .......................................................     1.97
   Food ..........................................................     2.82
   Insurance .....................................................     4.92
   Leasing Companies .............................................     1.18
   Machinery .....................................................     3.21
   Manufacturing .................................................     0.56
   Media .........................................................     3.42
   Medical .......................................................     6.48
   Metal .........................................................     1.39
   Office ........................................................     0.77
   Oil & Gas .....................................................     4.47
   Real Estate Operations ........................................     1.54
   Retail ........................................................     3.85
   Steel .........................................................     0.59
   Telecommunications ............................................    17.32
   Textile .......................................................     0.31
   Transport .....................................................     0.34
   Utilities .....................................................     0.29
   Short-Term Investments ........................................     8.88
                                                                     ------
                                                 TOTAL INVESTMENTS   105.78%
                                                                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John Hancock Large Cap Growth Fund and John Hancock Mid Cap Growth Fund. Prior to June 1, 1999, John Hancock Large Cap Growth Fund was known as John Hancock Growth Fund and John Hancock Mid Cap Growth Fund was known as John Hancock Special Opportunities Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term growth of capital through investment primarily in stocks of foreign companies.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale, or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

      Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses, and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Funds entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At October 31, 1999, the Fund loaned securities having a market value of $1,105,904 collateralized by cash in the amount of $1,134,144, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      At October 31, 1999, open forward foreign currency exchange contracts were as follows:

                                 PRINCIPAL AMOUNT    EXPIRATION      UNREALIZED
CURRENCY                       COVERED BY CONTRACT      DATE        DEPRECIATION
--------                       -------------------      ----        ------------
BUYS
Euro Currency ................         3,817           NOV 99              $8
                                                                      =======
SELLS
Pound Sterling ...............        94,123           NOV 99              66
Swedish Krona ................       411,469           NOV 99             158
                                                                      -------
                                                                         $224
                                                                      =======

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

      Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and (d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis, to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

      The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee and other Fund expenses amounted to $294,784 for the year ended October 31, 1999. The Adviser reserves the right to terminate this limitation in the future.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $28,023. Out of this amount, $3,752 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,304 was paid as sales commissions to unrelated broker-dealers and $6,967 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer (formerly known as John Hancock Distributors, Inc.). The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge (CDSC) at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $70,804.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                     John Hancock Funds - International Fund

the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended October 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $563.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1999, aggregated $17,561,172 and $20,438,012, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1999.

      The cost of investments owned at October 31, 1999 (including short-term investments) for federal income tax purposes was $15,364,269. Gross unrealized appreciation and depreciation of investments aggregated $3,077,002 and $447,304 respectively, resulting in net unrealized appreciation of $2,629,698.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in net realized gain on investments and foreign currency transactions of $549,098, a decrease in accumulated net investment loss of $42,060 and an increase in capital paid-in of $507,038. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net operating loss, net realized loss on foreign currency transactions and Passive Foreign Investment Companies in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                     John Hancock Funds - International Fund

REPORT OF INDEPENDENT AUDITORS
To the Shareholders of John Hancock International Fund and the Trustees of John Hancock Investment Trust III

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Fund (the "Fund") (a series of John Hancock Investment Trust III) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
Deccember 10, 1999


TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1999.

      The Fund has designated distributions to shareholders of $58,515 as capital gain dividends.

SHAREHOLDER MEETING (UNAUDITED)

On December 1, 1999, the shareholders of the Fund approved a new subadvisory contract between the Adviser and Indocam International Investment Services (746,002 FOR, 33,726 AGAINST and 70,766 ABSTAINING).

======================================NOTES=====================================

                     John Hancock Funds - International Fund

======================================NOTES=====================================

                     John Hancock Funds - International Fund

======================================NOTES=====================================

                     John Hancock Funds - International Fund

================================================================================

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      This report is for the information of shareholders of the John Hancock
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